UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                  -----------
                 (State or other jurisdiction of incorporation)


            1-14244                                    84-1214736
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    (Commission File Number)               (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 8. OTHER EVENTS

         Item 8.01 Other Events.

         On August 4, 2008, effective as of November 12, 2008, and as amended on November 12, 2008, Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), entered into a Placement Agent Agreement (the "Agreement") with Capital Growth Resources ("CGR"). Pursuant to the Agreement, CGR has agreed to place, on a best efforts basis, 1,000,000 units of securities on behalf of the Company and a related limited liability company, ESP LIBACsm Fund, LLC, under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Each unit consists of one share of the Company's Series A Preferred Stock and one Membership Interest in the ESP LIBACsm Fund, LLC. The private placement seeks to raise up to $10,000,000 in capital for the Company and the limited liability company.

         A copy of the Placement Agent Agreement, as amended on November 12, 2008, is attached to this report as an Exhibit.

         This report is not an offer to sell nor a solicitation to purchase a security of the Company or any other entity. An offer to sell or a solicitation to purchase securities is made only by the Confidential Private Placement Memorandum for the Company and ESP LIBACsm Fund, LLC.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits

               99.1. Placement Agent Agreement, as amended on November 12, 2008, between Capital Growth Resources and Environmental Service Professionals, Inc., dated as of August 4, 2008.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                   ------------------------------------------
                                  (Registrant)

Date:  November 14, 2008


                   /s/ Edward Torres, Chief Executive Officer
                    ------------------------------------------
                       Edward Torres, Chief Executive Officer